                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 15, 2002



                        Arcadia Receivables Finance Corp.
                 Associates Automobile Receivables Trust 1998-D
             (Exact name of registrant as specified in its charter)


     Delaware                  333-82281                  41-1743653
 (State or other              (Commission               (IRS Employer
 jurisdiction of              File Number)            Identification No.)
  incorporation)


290 E. Carpenter Freeway, Irving, Texas                  75062-2729
(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code (972) 652-4000



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Item 5.  Other Events.

     The Servicer's Certificate for the month of March 2002 was distributed to Noteholders on April 15, 2002.


Item 7(c). Exhibits

          Exhibit No.               Description
          -----------               -----------
             20.1               Servicer's Certificate for the month of March 2002.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           ARCADIA RECEIVABLES FINANCE CORP.


                                  /s/ Cindy A. Barmeier
                                 -------------------------------
                                 Title: Assistant Vice President



Date: April 13, 2002


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
            EXHIBIT
            NUMBER              DESCRIPTION
            -------             -----------
             20.1               Servicer's Certificate for the month of March 2002.